SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2001




                                  ANACOMP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Indiana                         1-8328                       35-1144230
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(STATE OR OTHER            (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)




         12365 Crosthwaite Circle
                Poway, CA                                   92064
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)




       Registrant's telephone number, including area code: (858) 679-9797



                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On October 19, 2001, Anacomp, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California and simultaneously announced that it had secured the requisite votes to confirm its proposed prepackaged plan of reorganization (the "Prepackaged Plan") from (i) holders (the "Holders") of its 10-7/8% Senior Subordinated Notes due 2004 (the "Notes"), and (ii) Fleet National Bank as Agent and its syndicate of lenders under its existing secured credit facility. The Prepackaged Plan provides for the Company's comprehensive financial restructuring (the "Restructuring"). The purpose of the Restructuring is to enhance the Company's economic viability by adjusting the Company's capitalization (including debt levels) to reflect currently anticipated business levels. The Restructuring is designed to substantially reduce the debt service obligations of the Company and create a capital structure that will allow the Company to stabilize its business and operations. The consummation of the Restructuring is subject to several contingencies detailed in the Disclosure Statement (as defined below).

Under the terms of the proposed Prepackaged Plan, the Notes will be cancelled and the Holders, as of the Effective Date of the Prepackaged Plan, will receive common stock of the Company. The proposed Prepackaged Plan provides for the extinguishment of the Company's existing common stock and the adoption of new Articles of Incorporation, which will provide for Class A Common Stock and Class B Common Stock. Class A Common Stock and Class B Common Stock will be identical in all respects (including without limitation, for purposes of voting) except that Class B Common Stock will, upon certain occurrences, be subject to dilution without further stockholder action of any kind. Holders of existing common stock as of the Effective Date of the Prepackaged Plan will receive one share of Class B Common Stock for each approximately 3,611 shares of the Company's current common stock held as of the Effective Date of the Plan, and warrants ("Warrants") to purchase additional Class B Common Stock at an exercise price of $61.54 per share. Upon consummation of the Prepackaged Plan, the current common stockholders of the Company will retain a 0.1% interest in the Company's common stock and the Holders will receive a 99.9% interest (without giving consideration to shares of common stock underlying the Warrants or shares of Class A Common Stock issuable to certain officers of the Company as incentive compensation).

The Prepackaged Plan also provides for the restructuring of the Company's existing credit facility with the Bank Group (the "Facility"). The proposed restructured Facility provides for, among other provisions, accelerated principal repayments causing permanent reductions in the borrowing limit. As a precondition to the restructuring of the Facility, the Company must effectuate a financial restructuring pursuant to a prepackaged Chapter 11 plan of reorganization by January 15, 2002.

A copy of the Disclosure Statement describing Anacomp, Inc.'s Chapter 11 Plan of Reorganization, dated August 29, 2001 (including Anacomp, Inc.'s Chapter 11 Plan of Reorganization, dated August 29, 2001, and all exhibits thereto) (the "Disclosure Statement") was attached as an exhibit to the Company's Filing on Form 8-K dated September 20, 2001. The Disclosure Statement indicated that the Prepackaged Plan would provide, as to all Holders, that any consideration received by such Holders pursuant to the Restructuring would be allocated first to principal and then to accrued but unpaid interest and original issue discount. The Prepackaged Plan has since been modified so as to afford such treatment to all Holders except for the entities comprising a newly formed class of claims known as Class 11 (which consists solely of one related group of Holders). For this new Class 11, the foregoing allocation shall not apply but, instead, consideration received by such Class 11 Holders shall be allocated first to accrued but unpaid interest and original issue discount and then to principal (the "New Claims Structure"). Attached as Exhibits to this Form 8-K are copies of (i) the modification of Anacomp's Chapter 11 Plan of Reorganization (dated August 29, 2001) effectuating the New Claims Structure and
(ii) a press release, dated October 19, 2001, announcing the Company's filing of its Prepackaged Plan.

Certain statements in this Form 8-K (and the exhibits attached hereto), including those related to the Company's plans, liquidity needs, potential restructuring and future operations, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: general economic and business conditions; industry trends; industry capacity; competition; raw materials costs and availability; currency fluctuations; the loss of any significant customers or suppliers; changes in business strategy or development plans; successful development of new products; availability, terms and deployment of capital; ability to meet debt service obligations; availability of qualified personnel; changes in, or the failure or inability to comply with, government regulations; and other factors referenced in this report. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan" and similar expressions or statements regarding future periods are intended to identify forward-looking statements. All forward-looking statements are inherently uncertain as they involve substantial risks and uncertainties beyond the Company's control. The Company undertakes no obligation to update or revise any forward-looking statements for events or circumstance after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Further, the Company cannot assess the impact of each such factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Plan Modification

Exhibit 99.2      Press Release


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       ANACOMP, INC.



                                        By:  /s/ Linster W. Fox
                                             -------------------------
                                             Name:   Linster W. Fox
                                             Title:  Senior Vice President and
                                                       Chief Financial Officer

DATE: OCTOBER 29, 2001